Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2005

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            15759

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             4834
	    Class C             5072
	    Class Y		1098


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.57

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 20.79
	    Class C           $ 21.68
	    Class Y           $ 24.23


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  268

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  346
	    Class C	      $   66
	    Class Y	      $    3

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.06
    	    Class C	      $ 0.06
	    Class Y	      $ 0.09

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             3500

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        5521
	    Class C             1148
	    Class Y		  41


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.56

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.54
	    Class C           $ 5.56
	    Class Y           $ 5.60


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 5100

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  476
	    Class C	      $   75

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.01

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.01
    	    Class C	      $ 0.01

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      508406

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            43629
	    Class C             7623

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             13645

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 6216
	    Class C              2501
	    Class Y		  222


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 39.71

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 36.67
	    Class C           $ 37.24
	    Class Y           $ 40.31


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1066

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 340
	    Class C	      $ 162
	    Class Y	      $ 219

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.18

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.12
    	    Class C	      $ 0.12
	    Class Y	      $ 0.20

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             6793

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        2949
	    Class C             1546
	    Class Y		1152

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 27.92

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.60
	    Class C           $ 27.98
	    Class Y           $ 28.04


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  1667

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   378
	    Class C	      $   308
	    Class Y	      $   423

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.20

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.13
    	    Class C	      $ 0.14
	    Class Y	      $ 0.24

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             8468

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             2559
	    Class C             2301
	    Class Y		1751

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 40.78

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 40.54
	    Class C           $ 40.83
	    Class Y           $ 41.09